UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 29, 2018

(Date of earliest event reported)

Callidus Software Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50463	77-0438629
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

4140 Dublin Boulevard, Suite 400, Dublin, CA 94568

(Address of principal executive offices) (Zip Code)

(925) 251-2200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Callidus Software Inc. (“Company”) held a Special Meeting of Stockholders (“Special Meeting”) on March 29, 2018 at the Company’s headquarters. An aggregate of 66,460,419 shares of Company common stock were entitled to vote at the Special Meeting, and a total of 55,373,301 shares, constituting a quorum, were represented in person or by proxy.

At the Special Meeting, the stockholders of the Company voted on the following proposals: (i) to adopt the Agreement and Plan of Merger, dated as of January 29, 2018, by and among SAP America, Inc., a Delaware corporation (“SAP”), Emerson One Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of SAP, and the Company, as such agreement may be amended from time to time (“Merger Agreement”) (such proposal, “Proposal One”); (ii) to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger (such proposal, “Proposal Two”); and (iii) to approve the adjournment of the special meeting to a later date, if the Board determines that it is necessary or appropriate and is permitted by the Merger Agreement, to solicit additional proxies if there is not a quorum present or there are not sufficient votes in favor of the adoption of the Merger Agreement at the time of the special meeting (such proposal, “Proposal Three”). Each of these proposals is described in more detail in the Company’s definitive proxy statement, dated February 22, 2018. The voting results for each of the proposals are detailed below:

Proposal One. The Company’s stockholders approved Proposal One. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
55,266,626	68,130	38,545	—

Proposal Two. The Company’s stockholders approved Proposal Two. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
44,365,019	10,877,785	130,497	—

Proposal Three. There being a quorum present and sufficient votes in favor of Proposal One and Proposal Two, the stockholders were not asked to vote with respect to Proposal Three.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLIDUS SOFTWARE INC.

Date: March 29, 2018	By:	/s/ Roxanne Oulman
Roxanne Oulman
Executive Vice President, Chief Financial Officer